                                                                    Exhibit 10.5

                               FIRST AMENDMENT TO
                          PURCHASE AND SALE AGREEMENT

     THIS FIRST AMENDMENT, dated as of March 26, 2003 (the "Amendment"), to the PURCHASE AND SALE AGREEMENT, dated as of December 21, 2001 (the "Agreement"), is among PerkinElmer, Inc., a Massachusetts corporation, PerkinElmer Holdings, Inc., a Massachusetts corporation, PerkinElmer Life Sciences, Inc., a Delaware corporation, Receptor Biology, Inc., a Delaware corporation, PerkinElmer Instruments LLC, a Delaware limited liability company, PerkinElmer Optoelectronics NC, Inc., a Delaware corporation, PerkinElmer Optoelectronics SC, Inc., a Delaware corporation, and PerkinElmer Canada, Inc., a Canada corporation (each an "Originator" and collectively, the "Originators"), PerkinElmer Receivables Company, a Delaware corporation ("Buyer"), Applied Surface Technology, Inc., a California corporation ("Applied Surface") and PerkinElmer Automotive Research, Inc., a Texas corporation ("Automotive Research").

                                   WITNESSETH

     WHEREAS, the Originators and the Buyer have previously entered into the Agreement pursuant to which the Originators agreed to sell to Buyer, and Buyer agreed to buy from each of the Originators, all of the Receivables, all Related Security and all proceeds thereof generated by each such Originator;

     WHEREAS, pursuant to a certain Receivables Sale Agreement, dated as of December 21, 2001, among the Buyer, PerkinElmer, Inc., Windmill Funding Corporation and ABN AMRO Bank N.V. as agent for the Purchasers (the "Agent") the Buyer has sold an interest in the Receivables and assigned and granted a security interest in all of Buyer's right, title and interest in and to the Agreement, including, without limitation, interests in the Receivables sold to Buyer pursuant thereto;

     WHEREAS, the parties hereto desire to add Applied Surface and Automotive Research as Originators under the Agreement effective as of March 26, 2003.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     Section 1. Defined Terms. Unless otherwise amended by the terms of this Agreement, terms used in this Amendment shall have the meanings assigned in the Agreement.

     Section 2. Amendments to Agreement. (a) As contemplated by Section 8.1 of the Agreement, each of the parties hereto agrees that effective as of March 26, 2003 (the "Effective Date"), Applied Surface and Automotive Research agree to sell, transfer, assign, set over and otherwise convey to Buyer, and Buyer agrees to purchase from Applied Surface and Automotive Research, all Receivables, all Related Security and all proceeds thereof originated by Applied Surface and Automotive Research.


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     (b) From and after the Effective Date, the term "Originator" shall be amended to include Applied Surface and Automotive Research. In addition, from and after the Effective Date, Applied Surface and Automotive Research agree to be bound by all of the terms and conditions applicable to an Originator contained in the Agreement and the other Transaction Documents.

     (c) In connection with the execution of this Amendment, Applied Surface and Automotive Research and the Buyer agree to deliver each of the documents set forth in Section 7.1 of the Agreement, to the extent that such documents are applicable.

     (d) In connection with the execution and delivery of this Amendment, Applied Surface and Automotive Research each hereby make, with respect to itself the representations and warranties set forth in Section 4.1 and Section 4.2 (other than Section 4.2(d)) of the Agreement. The state of organization of Applied Surface is the State of California. The chief executive office of Applied Surface is located at 831 Bransten Road, San Carlos, California 94070 with a mailing address at 831 Bransten Road, San Carlos, California 94070 and has not been located in any other state besides California since January 1, 1998. Applied Surface has no trade names and has not conducted business under any other name. The state of organization of Automotive Research is Texas. The chief executive office of Automotive Research is located at 5404 Bandera Road, San Antonio, Texas 78238 with a mailing address at 5404 Bandera Road, San Antonio, Texas 78238 and has not been located in any other state besides Texas since January 1, 1998. Automotive Research has no trade names and has not conducted business under any other name.

     Section 3. Effectiveness of Agreement. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Agreement, as amended, shall remain in full force and effect.

     Section 4. Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same instrument.

     Section 5. Representations. Each of the Originators severally represents and warrants to the Buyer and its assignee that except as described in the Parent's Annual Reports on Form 10K for the fiscal year ended December 29, 2002, there has been no material adverse change since December 29, 2002 in (i) such Originator's financial condition, business, operations or prospects or (ii) such Originator's ability to perform its obligations under any Transaction Document.

     Section 6. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Illinois, without reference to conflict of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of Illinois.

                              [Signatures Follow]

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                    PERKINELMER, INC., as Originator and Initial
                                       Collection Agent

                                    By /s/ John L. Healy
                                      --------------------------------
                                         Name: John L. Healy
                                              ------------------------
                                         Title: Assistant Clerk
                                               -----------------------


                                    PERKINELMER HOLDINGS, INC., as Originator

                                    By /s/ John L. Healy
                                      --------------------------------
                                         Name: John L. Healy
                                              ------------------------
                                         Title: Clerk
                                               -----------------------

                                    PERKINELMER LIFE SCIENCES, INC., as
                                       Originator

                                    By /s/ John L. Healy
                                      --------------------------------
                                         Name: John L. Healy
                                              ------------------------
                                         Title: Assistant Secretary
                                               -----------------------

                                    PERKINELMER INSTRUMENTS LLC, as Originator

                                    By /s/ John L. Healy
                                      --------------------------------
                                         Name: John L. Healy
                                              ------------------------
                                         Title: Assistant Secretary
                                               -----------------------

                                    PERKINELMER OPTOELECTRONICS NC, INC., as
                                       Originator

                                    By /s/ John L. Healy
                                      --------------------------------
                                         Name: John L. Healy
                                              ------------------------
                                         Title: Secretary
                                               -----------------------

                                    PERKINELMER OPTOELECTRONICS SC, INC., as
                                       Originator

                                    By /s/ John L. Healy
                                      --------------------------------
                                         Name: John L. Healy
                                              ------------------------
                                         Title: Secretary
                                               -----------------------


                                    PERKINELMER CANADA, INC., as Originator

                                    By /s/ John L. Healy
                                      --------------------------------
                                         Name: John L. Healy
                                              ------------------------
                                         Title: Assistant Secretary
                                               -----------------------

                                    APPLIED SURFACE TECHNOLOGY, INC., as
                                       Originator

                                    By /s/ John L. Healy
                                      --------------------------------
                                         Name: John L. Healy
                                              ------------------------
                                         Title: Secretary
                                               -----------------------

                                    PERKINELMER AUTOMOTIVE RESEARCH, INC., as
                                       Originator

                                    By /s/ John L. Healy
                                      --------------------------------
                                         Name: John L. Healy
                                              ------------------------
                                         Title: Secretary
                                               -----------------------

                                    PERKINELMER RECEIVABLES COMPANY, as Buyer

                                    By /s/ David C. Francisco
                                      --------------------------------
                                         Name: David C. Francisco
                                              ------------------------
                                         Title: Assistant Treasurer
                                               -----------------------

                     GUARANTOR'S ACKNOWLEDGMENT AND CONSENT

     The undersigned, PerkinElmer, Inc., has heretofore executed and delivered the Limited Guaranty dated as of December 21, 2001 (the "Guaranty") and hereby consents to the Amendment to the Sale Agreement as set forth above and confirms that the Guaranty and all of the undersigned's obligations thereunder remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any further amendments to the Sale Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.


                                               PERKINELMER, INC.


                                               By: /s/ Robert F. Friel
                                                  ------------------------------
                                               Title: Robert F. Friel, SVP & CFO
                                                     ---------------------------